AGENCY AGREEMENT


                                 17 March, 2000


Edward S. Adams
President and CEO
Equity Securities Investments, Inc.
130 Cheshire Lane, Suite 103
Minnetonka, MN  55305

Re:      Terms of Engagement

Dear Mr. Adams:

         The undersigned, CorVu Corporation, a Minnesota corporation (the "Company"), confirms its agreement with you, Equity Securities Investments, Inc. (the "Agent"), subject to the terms and conditions stated herein, to act as the Company's agent with respect to the offer and sale of Two Million Five Hundred Thousand Dollars ($2,500,000) of the Company's Common Stock ("Common Shares"), par value $.01 per share. The terms under which the Common Shares will be sold are described in more detail in the Term Sheet attached hereto as Exhibit A. The Common Shares, the Agent's Warrant (as defined below) and the Agent's Warrant Shares (as defined below) are referred to herein collectively as the "Securities."

         1.       Appointment of the Agent.

                  (1) The Company proposes to issue and sell through the Agent to accredited investors, on a "best efforts" basis, an aggregate of Two Million Five Hundred Thousand Dollars ($2,500,000) of Common Shares.
There is no minimum number of Common Shares required to be sold in the offering.

                  (2) Subject to the terms and conditions hereinafter set forth, the Company hereby engages the Agent as its exclusive agent for a period ending April 30, 2000, subject to extension for one or more periods of thirty (30) days each by mutual agreement of the parties hereto, for the purpose of offering and selling the Common Shares (the "Offering Period"), as provided in this Agreement. The Agent agrees to use its best efforts to sell the Common Shares as agent of the Company. It is understood and agreed that there is no obligation on the part of the Agent to purchase any of the Common Shares not otherwise sold.

                  (3) As compensation for the Agent's services, the Company will pay to the Agent a commission of seven and one-half percent (7.50%) of the aggregate purchase price of the Common Shares sold in the offering and issued and delivered by the Company. Such commissions will be due and payable by the Company to the Agent on each Closing Date (as herein defined). The Company will also issue to the Agent warrants for the purchase of Common Stock as set forth in Section 8 hereof.

                  (4) The first closing and each subsequent closing of the offering contemplated hereby shall take place at such place, date and time as shall be mutually agreed upon by the Company and the Agent, but each closing shall take place promptly after Agent's receipt of funds. Each date of closing is herein referred to as a "Closing Date," the first such date of closing is herein referred to as the "First Closing Date" and the last such date of closing is herein referred to as the "Final Closing Date."

                  (5) Pending the closing or closings, all funds in payment of Common Shares shall be deposited in an escrow account with Century Bank. Funds so deposited will be promptly made available to the Company.

         2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Agent as follows:

                  (1) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with full corporate power and authority to own, lease, and operate its properties and conduct its business. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on the business of the Company.

                  (2) The Company has no subsidiaries, other than disclosed.

                  (3) The Company has all necessary and material authorizations, approvals and orders of and from all governmental regulatory officials and bodies to own its properties and conduct its business, and is conducting its business in substantial compliance with all applicable material laws, rules and regulations of the jurisdictions in which it is conducting business. The Company holds all material licenses, certificates, and permits from state, federal and other regulatory authorities necessary for the conduct of its business.

                  (4) The Company is not in violation of its Articles of Incorporation or Bylaws, or in default in any performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound and which default is material to the business of the Company, except for that agreement relating to indebtedness connected with Integral Business Finance Party Limited and certain provisions in one or more registration rights agreement with certain shareholders of the Company. The Company is not in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, which violation is material to the business of the Company.

                  (5) The Company has the full legal right, power and authority to enter into this Agreement. This Agreement has been authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (i) the Company's Articles of Incorporation or Bylaws, (ii) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract, or instrument to which the Company is a party or by which the property of the Company is bound, excepting those certain registration rights agreements referred to in subparagraph (4) above, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company.

                  (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the 1933 Act or under any state or other securities or Blue Sky laws.

                  (7) There are no actions, suits or proceedings pending before any court or governmental agency, authority or body to which the Company is a party or of which the business or property of the Company is the subject which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, materially and adversely affect its properties or assets, or prevent consummation of the transactions contemplated by this Agreement; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened.

                  (8) The Company has the duly authorized and outstanding capitalization represented in its most recent public disclosures. The outstanding shares of Common Stock of the Company are duly authorized and validly issued, fully paid and nonassessable. There are no preemptive or other rights to subscribe for or to purchase, or any restrictions upon the transfer of the Securities pursuant to the Company's Articles of Incorporation, Bylaws, or any other governing documents, or any other instrument to which the Company is a party, and the offering or sale of the Securities as contemplated hereby does not give rise to any rights by any party to purchase shares of Common Stock or other securities of the Company. The certificates evidencing shares of Common Stock comply as to form with all applicable provisions of the laws of the State of Minnesota.

                  (9) The Securities offered pursuant to this Agreement have been duly authorized by all necessary corporate action. Upon payment for the Securities by the purchasers thereof and delivery of the Securities by the Company as contemplated herein, the purchasers will acquire good and marketable title to the Securities, free and clear of all liens, encumbrances or claims.

                  (10) The Agent's Warrants referred to in Section 8 hereof and the shares of Common Stock issuable upon exercise of the Agent's Warrants (the "Agent's Warrant Shares") have been duly authorized by all necessary corporate action. The Agent's Warrants, when issued and delivered to the Agent, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Agent's Warrant Shares have been duly authorized and, when issued in accordance with the terms of this Agreement and of the Agent's Warrants, will be fully paid and nonassessable, and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company have been reserved for issuance by the Company upon exercise of the Agent's Warrants.

                  (11) The Company has good and marketable title to all of the property, real and personal, represented by the Company as being owned by it, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company of such property or as disclosed in the financial statements. The Company has valid and binding leases to the real and/or personal property described in its public disclosure documents as being under lease to it, except as to those leases which are not material to the Company or the lack of enforceability of which would not materially interfere with the use made and to be made by the Company of such leased property.

                  (12) The Company owns or possesses adequate rights to use all patents, copyrights, trademarks and proprietary rights or information reasonably necessary for the conduct of its present or intended business and the Company has not received any notice and is not aware of any infringement of or conflict with asserted rights of others. There are no pending legal, governmental or administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information, to which the Company is a party or of which any of its property is subject and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others.

                  (13) The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon and all assessments received by it to the extent that such taxes have become due and payable, except where the Company is contesting in good faith such taxes and assessments. The Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

                  (14) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company.

                  (15) To the best of the Company's knowledge, the Company has not sold any securities in violation of Section 5(a) of the 1933 Act, the violation of which would have a material adverse effect on the Company.

                  (16) The Company is not disqualified from claiming exemption under Regulation D by Rule 507 thereof, and meets the other requirements to claim exemption under Rule 505 and Rule 506 of Regulation D.

                  (17) Neither the Company nor any of its predecessors or any affiliated issuer as those terms are defined under the Rules and Regulations:

                           (1) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the 1933 Act or has been the subject of any refusal order or stop order entered thereunder;

                           (2) is or has been subject to proceedings under Rule 258 of the Rules and Regulations or any similar rule adopted under
         Section 3(b) of the 1933 Act, or to any order entered thereunder;

                           (3) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission;

                           (4) is or has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; or

                           (5) is or has been subject to a United States Postal Service false representation order.

                  (18) Neither the Company nor any of its directors, officers or ten percent (10%) or more security holders, or any of its promoters presently connected with it in any capacity:

                           (1) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or arising out of such person's conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

                           (2) is or has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or arising out of such person's conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

                           (3) is or has been subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940;

                           (4) is or has been suspended or expelled from membership in, or suspended or barred from association with a member of, a national or provincial security dealers association or a national securities exchange or a Canadian securities exchange for any act or omission constituting conduct inconsistent with just and equitable principles of trade; or

                           (5) is or has been subject to a United States Postal Service false representation order.

         3. Agreements of the Company. The Company hereby covenants and agrees with the Agent that:

                  (1) The Company will use its best efforts to arrange for the exemption or qualification of the private placement of the Common Shares in the State of Minnesota and any other state the Agent may reasonably designate, provided that such exemption or qualification may be obtained without causing the Company extraordinary cost or hardship, and provided further, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent.

                  (2) The Company will advise the Agent promptly upon obtaining knowledge of the issuance by the Commission or any state securities commission of any action or order suspending the offer and/or sale of the Common Shares, or of the institution of any proceeding for that purpose, will use its best efforts to prevent the issuance of any such action or order and, if such an event occurs, will obtain as soon as reasonably possible the withdrawal or lifting thereof.

                  (3) The Company will not participate in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

                  (4) The Company shall pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing (if required) of any relevant materials (including financial statements and exhibits), and any amendments or supplements thereto; (ii) the printing of any other instruments or documents relating to any transaction contemplated in this Agreement; (iii) the issuance and delivery of the Securities, including taxes, if any; (iv) the cost of all instruments or certificates representing the Securities; (v) the fees and expenses of the Transfer Agent, if any; (vi) the fees and disbursements of legal counsel for the Company; (vii) the fees and other charges of the independent public accountants of the Company; (viii) the cost of furnishing to the Agent, and all postage and courier charges relating to the distribution by the Agent of, copies of relevant materials (including appropriate exhibits), and any amendments or supplements thereto; and (ix) all costs (including attorney's fees and filing fees) of obtaining exemption from registration of the offer and sale of the Common Shares under the laws of the Blue Sky jurisdictions designated by the Agent. The Company's legal counsel shall be responsible for determining and making any filings or taking any other action necessary to comply with applicable Blue Sky laws, and shall provide the Agent with a written memorandum summarizing such actions.

                  (5) If the offering proposed herein is terminated (i) for any reason within the control of the Company; (ii) based upon the fact that there has been a material adverse change in the financial or other affairs of the Company since the date of the last financial statements of the Company provided to the Agent; (iii) because any of the Company's warranties or representations in this Agreement prove untrue; or (iv) because there shall have occurred such a material change in general economic, political or financial conditions or because the effect of international conditions on the financial markets in the

United States becomes such as, in the Agent's judgment, makes it inadvisable to proceed with the sale of the Common Shares, then the Company shall reimburse the Agent for its actual, accountable, out-of-pocket expenses (including reasonable fees and disbursements of legal counsel to the Agent) incurred with respect to the offering contemplated by this Agreement in an amount not to exceed Ten Thousand Dollars ($10,000). All reimbursements pursuant to this paragraph shall occur within thirty (30) days after the Agent delivers to the Company a written itemization of such expenses. The Agent shall not be responsible for any expenses of the Company or other parties, relating to the offering contemplated hereby or otherwise, if such offering is not consummated.

                  (6) For each period specified below, ending on or before December 31, 2000, the Company will:

                           (1) furnish to the Agent, within one hundred twenty
         (120) days after the close of each fiscal year, audited annual consolidated financial statements of the Company and its subsidiaries, if any, for such fiscal year.

                           (2) furnish to the Agent, within sixty (60) days after the end of each of the first three quarters of each fiscal year, appropriate quarterly consolidated financial statements of the Company and its subsidiaries, if any, in such form as to disclose the Company's financial condition at the end of, and results of operations for such period, which financial statements need not be audited; and

                           (3) furnish to the Agent copies of all statements and notices to security holders of the Company and such other information as the Agent may reasonably request.

                  (7) The Company shall obtain waivers, in a form satisfactory to the Agent, of any preemptive or other rights held by any holders of the Company's capital stock or rights to acquire capital stock, whether such preemptive rights are held by law or agreement.

                  (8) The Company will comply with any applicable requirements of the Investment Company Act of 1940, as amended.

         4. Representations and Warranties of Agent. The agent hereby represents and warrants that:

                  (1) The Agent is a member in good standing of the National Association of Securities Dealers, Inc.

                  (2) The Agent is a registered broker-dealer in good standing under the appropriate laws and regulations of each of the states in which offers, offers for sale, or sales of the Common Shares will be made by the Agent.

                  (3) The Agent will not offer, solicit offers to buy or sell the Common Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D and will not offer any of the Common Shares for sale, or solicit any offers to subscribe for or buy any of the Common Shares or otherwise negotiate with any person in respect of any of the Common Shares, other than in compliance with Regulation D.

                  (4) The Agent will make offers to sell Common Shares to, sell to or solicit offers to subscribe for Common Shares from, persons only from those states or other jurisdictions where the Company has either qualified or registered the offering for sale or determined that an exemption from such qualification or registration is available under the applicable securities or Blue Sky laws of such states or jurisdictions.

                  (5) No person or firm other than the Agent, or any Sub-Agent designated by the Agent pursuant to Section 1(f), is entitled to the commission to be paid pursuant to this Agreement. The Agent shall indemnify and hold the Company harmless against any claim, demand, action, judgment, settlement, or other loss resulting from a claim by any person or firm other than the Agent for compensation in connection with the services contemplated by this Agreement to be performed by the Agent.

         5. Conditions of the Agent's Obligations. The obligations of the Agent as provided herein shall be subject to the condition that all representations and warranties and other statements herein of the Company are materially true and correct, the condition that the Company shall have materially performed all of its obligations hereunder which are to be performed prior to the sale of the Common Shares and closing hereunder, and to the satisfaction of the following additional conditions on or before each Closing Date:

                  (1) No stop order suspending the offer and/or sale of the Common Shares in any state shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Agent, threatened, by any State.

                  (2) At each Closing Date, the Company shall deliver to the Agent a written statement of officers of the Company, in form and substance satisfactory to the Agent certifying that, at that date, (i) the representations and warranties of the Company pursuant to Section 2 of this Agreement are true and correct in all material respects, (ii) the Company has performed all of the obligations required of it pursuant to this Agreement in all material respects, and (iii) no order suspending the qualification or exemption of the Common Shares under any state securities or Blue Sky law or preventing or purporting to prevent the offer and sale of the Common Shares has been issued, and no proceedings therefor are pending or threatened, by the Securities and Exchange Commission or by any authority administering any state securities or Blue Sky law.

                  (3) The Agent shall have received such opinion or opinions as the Agent may reasonably require, dated as of each Closing Date, in form and substance satisfactory to the Agent, with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to said counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                  The Agent may waive, in writing or otherwise, the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

         6.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities to which the Agent may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact made by the Company, or which arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent for any reasonable legal or other expenses incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was made in reliance upon and in conformity with written information furnished to the Company by the Agent for use in the preparation thereof.

                  (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) a breach of the representations and warranties of the Agent set forth in Section 4 of this Agreement, or
         (ii) an untrue statement or alleged untrue statement of a material fact made by the Agent.

                  (c) Promptly after receipt by an indemnified party under subparagraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In any case such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation prior to such notice of assumption.

                  (d) If the indemnification provided for in subparagraphs (a) and (b) above is unavailable or insufficient to hold harmless an indemnified party under subparagraphs (a) and (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subparagraphs (a) and (b) above, (1) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the offering of the Shares, or (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (1) above but also the relative fault, as determined by a trier of fact, of the Company on the one hand and the Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or statements made by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subparagraph
         (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the 1933 Act; and the obligations of the Agent under this Section 6 shall be in addition to any liability that the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company, and to each person, if any, who controls the Company within the meaning of the 1933 Act.

         7.       Effective Date of This Agreement and Termination.

                  (1) This Agreement shall become effective when signed by the Company and the Agent (the "Effective Date").

                  (2) This Agreement may be terminated by the Agent by notice to the Company, in the event that, prior to the First Closing Date, the Company shall have failed to a material degree to comply with any of the provisions hereof on its part to be performed on or prior to such date or if to a material degree any of the conditions, agreements, representations or warranties herein contained shall not have been fulfilled within the respective times herein provided for, without any obligation of any party to any other party, except as may otherwise be provided herein.

         8. Agent's Common Stock Purchase Warrants. On the Final Closing Date, the Company shall sell to the Agent for $50.00 a warrant or warrants, as designated by the Agent, in the form of Exhibit B hereto, for the purchase from the Company of 30,000 shares of the Company's Common Stock. The Agent's Warrants shall provide the Agent with a five year warrant to purchase 10,000 shares of Common Stock at a per share price of $4.00 per share, a five year warrant to purchase 10,000 shares of Common Stock at a per share price of $5.50 per share, and a five year warrant to purchase 10,000 shares of Common Stock at a per share price of $7.00 per share.

         9. Survival of Indemnities, Contribution Agreements, Warranties and Representations. The indemnity and contribution agreements of the Company and the Agent contained in Section 6, the covenants of the Company set forth in
Section 3 hereof, and the Agent's representations and warranties set forth in

Section 4 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Company or any of its directors and officers, or any controlling person referred to in Section 6(e), and shall survive the delivery of and payment for the Common Shares. The aforesaid indemnity and contribution agreements shall also survive following any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

         10. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or transmitted by facsimile and confirmed as follows:

         If sent to the Agent:

                                    Equity Securities Investments, Inc.
                                    130 Cheshire Lane, Suite 103
                                    Minnetonka, MN  55305
                                    Attention:  Edward S. Adams
                                    Telephone:  (612) 476-6633
                                    Facsimile: (612) 476-8447

         If sent to the Company:

                                    CorVu Corporation
                                    3400 West 66th Street
                                    Suite 445
                                    Edina, MN  55435
                                    Attention:  David Carlson
                                    Telephone:  (612) 843-7702
                                    Facsimile:  (612) 843-7752

         with a copy to:

                                    John H. Stout
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN  55402
                                    Telephone:  (612) 347-7012
                                    Facsimile:  (612) 347-7077

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors and assigns and the officers and directors and controlling persons referred to in
Section 6(e). Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6(e), any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares shall be construed a successor or assign by reason merely of such purchase. No agent, Sub-Agent or participating dealer designated by the Agent shall be construed a successor or assign of the Agent by reason of such designation.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Agent in accordance with its terms.

                                           Very truly yours,

                                           CORVU CORPORATION


                                           By  /s/ David Carlson
                                                   David Carlson
                                                   Chief Financial Officer


The foregoing Agency Agreement is hereby confirmed and accepted by us as of the date first above written.

EQUITY SECURITIES INVESTMENTS, INC.


By /s/ Edward S. Adams
         Edward S. Adams
         President and Chief Executive Officer

                                     WARRANT

                    To Purchase 25,000 Shares of Common Stock
                                       of
                                CORVU CORPORATION


         This Warrant and the Securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the "1933 Act") or under any state securities or "Blue Sky" laws ("Blue Sky Laws"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) in accordance with Section 7 hereof, if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky laws.


                  THIS CERTIFIES THAT, for $50 and other good and valuable consideration, EQUITY SECURITIES INVESTMENTS, INC., or its registered assigns, is entitled to subscribe for and purchase from CORVU CORPORATION, a Minnesota corporation (the "Company"), at any time after _____________, 2000, [FINAL CLOSING DATE] to and including ______________, 2005, [FINAL CLOSING DATE PLUS FIVE YEARS] _____________________ (_______) fully paid and nonassessable shares of the Common Stock of the Company at a price equal to 125% of the ten-day average closing bid price for the ten trading day immediately prior to _____________, 2000 [FINAL CLOSING DATE] of $1.00 per share (the "Warrant Exercise Price"), subject to the anti-dilution provisions of this Warrant. This Warrant is the of the "Agent's Warrants" referred to in the Agency Agreement dated January __, 2000, by and between Equity Securities Investments, Inc. (the "Placement Agent") and the Company (the "Agency Agreement").

                  As used herein, the following terms shall have the meanings set forth below: (i) "Warrant Shares" means the shares which may be acquired upon exercise of this Warrant; (ii) "Holder" means the Placement Agent, any party who acquires all or a part of this Warrant as a registered transferee of the Placement Agent, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; (iii) "Common Stock" means the common stock, par value $.01 per share, of the Company, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and (iv) "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

            (1) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

            (2) Neither this Warrant nor the Warrant Shares may be sold, assigned, hypothecated, or otherwise transferred except as provided in Section 7 hereof.

         2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Placement Agent shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

         3. Issuance of the Warrant Shares.

            (1) The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

            (2) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws.

Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Anti-dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

            (1) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                  (1) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

                  (2) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

                  (3) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

            (2) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

            (3) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Section 5(a) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

            (4) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by First-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

            (1) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company, before transferring this Warrant or transferring any Warrant Shares, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

            (2) If in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of such counsel, are permitted by law.

         8. Fractional Shares.

            (1) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (i) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (ii) the proportional part of the Warrant Exercise Price represented by such fractional share.

            (2) For purposes of this Section, the term "Fair Market Value" with respect to shares of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (1) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

                  (2) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market but is traded on The Nasdaq SmallCap Market or the local over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date; and

                  (3) If the Company's Common Stock is not traded on an exchange, on The Nasdaq National Market, The Nasdaq SmallCap Market or on the local over-the-counter market, then the fair market value of Common Stock as determined in good faith by the Board of Directors of the Company.

         9. Registration Rights.

            (1) Piggyback Registration. If the Company at any time within two
(2) years after complete exercise of this Warrant, but no more than six (6) years from the date of this Warrant, proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the number of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall not be included or shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. With respect to each inclusion of securities in a registration statement pursuant to this Section 9(a), the selling Holders shall pay the fees and disbursements of special counsel and accountants for the selling Holders, and underwriting discounts or commissions and transfer taxes applicable to the selling Holders' shares, and the Company shall pay all other costs and expenses of the registration, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The Company need not maintain the effectiveness of any such registration, qualification, notification or approval, whether or not at the request of the Holders, more than nine (9) months following the effective date thereof.

            (2) Demand Registration. Further, on a one-time basis only, during the period commencing with the effective date of the Company's initial registration statement under the 1933 Act and ending five (5) years after the date of this Warrant, upon request by the Holder or Holders of a majority in interest of the total number of shares underlying Agents' Warrants issued pursuant to the Agency Agreement, and of any shares acquired upon exercise of the Agents' Warrants, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon exercise of the Warrants requested by such Holders in their request to the Company. If Form S-3 is not available, the Company will have no obligation to effect the registration provided for by this Section 9(b) until such time as Form S-3 is available. After a demand for registration has been made by a Holder or Holders of the requisite number of Agents' Warrants or Warrant Shares, the Company will give written notice of the demand registration to all Holders of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder), the Company will cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such demand registration statement. With respect to a demand registration statement pursuant to this Section 9(b), the selling Holders shall pay the fees and disbursements of special counsel and accountants for the selling Holders, and underwriting discounts or commissions and transfer taxes applicable to the selling Holders' shares, and the Company shall pay all other costs and expenses of the registration, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Section 9(b) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. The Company need not maintain the effectiveness of any such registration, qualification, notification or approval, whether or not at the request of the Holders, more than nine (9) months following the effective date thereof.

            (3) Miscellaneous.

                        (1) The registration rights pursuant to this Section 9
            shall not be applicable if at the time the Holder seeks to exercise the same, the Warrant Shares are eligible for sale pursuant to Rule 144 of the Act.

                        (2) If a registration effected pursuant to this Section
            9 is an underwritten offering, any Warrant Shares to which the registration rights in this Section 9 are applicable, but that are not included in such registration, shall not be sold or otherwise disposed of by the Holder for a period of 180 days after the effective date of such registration, or such shorter period as may be required by the underwriters for such offering.

            (4) Indemnification. The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus prepared in connection with any registration pursuant to this Section 9 (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus (not corrected in the final, amended or supplemented prospectus furnished to such Holders for distribution) or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

            (5) Cooperation. Upon the exercise of registration rights pursuant hereto, each Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

         10. Additional Right to Convert Warrant.

            (1) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

            (2) The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, but prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

            (3) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

            (4) For purposes of this section, the "Fair Market Value" of a share of Common Stock as of a particular date shall be determined as provided in
Section 8(b) above.

            IN WITNESS WHEREOF, CorVu Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ___________, 2000.

                                        CORVU CORPORATION

                                        By

                                        Its

                                SUBSCRIPTION FORM
                     (To be signed upon exercise of Warrant)


         The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________________ of the shares of Common Stock of CorVu Corporation to which such Warrant relates and herewith makes payment of $__________________ therefor in cash or by certified check and requests that the certificate for such shares be issued in the name and delivered to the address set forth below.

Dated:  __________________


                           (Signature)


                           (Name)


                           (Name in which shares are to be issued, if different)


                           (Address)


                           (Social Security or Tax Ident. No.)

                                CONVERSION NOTICE
         (To be signed upon exercise of Warrant pursuant to Section 10)


         The undersigned hereby irrevocably elects to exercise the conversion right provided in Section 10 of the within Warrant for, and to acquire thereunder, shares of Common Stock. If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

         The undersigned hereby requests that the certificate for such shares be issued in the name and delivered to the address set forth below.

Dated:  ________________

                           (Signature)


                           (Name)


                           (Name in which shares are to be issued, if different)


                           (Address)


                           (Social Security or Tax Ident. No.)

                                 ASSIGNMENT FORM
               (To be signed upon authorized transfer of Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase ____________
shares of Common Stock of CorVu Corporation to which the within Warrant relates and appoints ___________________ attorney, to transfer said right on the books of CorVu Corporation, with full power of substitution in the premises.

Dated:  ________________


                           (Signature)


                           (Name)


                           (Name in which shares are to be issued, if different)


                           (Address of transferee)


                           (Social Security or Tax Ident. No. of transferee)